UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-02631

                         Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

July 24, 2014

Fellow Partner:

Our Fund earned $4.93 per share of net investment income for shares outstanding in the six months ended June 30, 2014, compared to $4.29 per share earned in the same period of 2013. Dividend income in the first half of 2014 was increased by $45,964 from the same period of 2013. Expenses were increased in the first half of 2014.

After providing for the July 2014 distribution, the net asset value per partnership share at June 30, 2014 was $542.22. The net asset value on March 31, 2014, the date of our last report, was $514.01.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial AverageTM will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review

U.S. equities moved higher in the first half of 2014 as investors looked past geopolitical risks to focus on improving economic data and the continuation of easy monetary policy from the U.S. Federal Reserve (the “Fed”). For the six-month period ended June 30, 2014, large cap U.S. stocks, as represented by the S&P 500® Index, advanced 7.14%.

Despite high valuations resulting from last year’s strong rally, investors continued to favor equities in the first half of 2014, pushing major indices to record highs during the period. However, not all segments of the market advanced as many of last year’s winners struggled, including many biotechnology and internet-related companies as well as retailers. Broadly speaking, the year 2014 brought a swift reversal away from the prevailing momentum stocks of 2013 and a rotation from growth to value stocks. Additionally, market volatility remained well below historical norms, a trend that has continued for several quarters, suggesting that investors have become complacent in an environment where easy monetary conditions and low default rates have served to counteract growing geopolitical risk.

The year got off to a rocky start, however, as heightened risks in emerging markets compelled investors to pull back from risk assets generally. A number of emerging economies struggled with currency weakness, debt problems and uneven growth rates while facing the broader headwind of diminishing global liquidity as the Fed began tapering its stimulus program. Signs of further deceleration in Chinese economic growth were particularly worrisome. Meanwhile, disappointing corporate earnings reports and softer economic data in the United States, also contributed to the sell-off in equities.

U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. Fiscal uncertainty abated with the extension of the U.S. debt ceiling. Additionally, investors were encouraged by market-friendly comments from the new Fed Chairwoman, Janet Yellen. Although U.S. economic data had weakened, most investors viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up later in the year.

Market volatility increased in March due to rising tensions between Russia and Ukraine over the disputed region of Crimea. Investors feared the impact of potential international sanctions and the threat of rising oil prices. More evidence of decelerating growth in China added to the air of uncertainty. Yet, markets were resilient as investors turned their focus to improving U.S. economic data, positive corporate earnings surprises and increased merger and acquisition activity. Dovish comments from the Fed also helped push U.S. stocks higher.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing stock prices to fall as investors were reminded of the broader risk that instability in the Middle East and Africa poses to global oil production. However, a steady stream of mergers and acquisitions again took center stage and, against the backdrop of ongoing Fed stimulus, U.S. equities quickly resumed their upward course.

As the global economy continued its slow recovery, improving U.S. data garnered a good deal of investors’ attention during the period. Following a first quarter of disappointing economic reports, better data in the second quarter appeared to confirm that the recent weakness had been temporary and largely weather-related. In June, revised gross domestic product (“GDP”) numbers revealed that the U.S. economy had contracted much more than expected in the first quarter. While this news came as a surprise, it was no longer considered as important as compared to more recent data showing improvements in the labor market and manufacturing. Nonetheless, a low labor participation rate, anemic wage growth and lackluster consumption continued to weigh on U.S. growth. While the global recovery has remained generally on track, mixed economic reports in the first half of the year resulted in the World Bank lowering its 2014 global growth forecast to 2.8% in June from its January forecast of 3.2%.

From a sector perspective, utilities (+18.43%) were the strongest performers for the six-month period. Energy stocks also outperformed (+13.13%) amid rising oil prices. The health care sector performed well (+10.59%), as did information technology (+8.94%) and materials (+8.62%). All other sectors advanced, including consumer staples (+5.18%), financials (+5.01%), industrials (+4.00%), telecommunication services (+3.70%) and consumer discretionary (+0.60%).

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review

Summary

After a sizable run-up, stocks took a breather in the first quarter to digest 2013’s heady gains. Equities still ended on an uptick after the Fed Chairwoman Janet Yellen offered fresh assurances of the Fed’s low-rate pledge until the economy is on stronger footing. All told, the broad-market S&P 500 Index posted a gain of 1.81% for the first quarter. This positive performance masks the choppiness experienced through the period as investors weighed the cross-currents of lackluster US economic growth (which they viewed, and the Fed affirmed, as a temporary byproduct of bad winter weather) and the implications of reduced monetary stimulus and higher interest rates. Concerns about growth in emerging markets, especially China, and geopolitical tensions between Russia and Ukraine added to headline volatility. Notable in March was the sharp reversal in sector leadership as investors took profits in last year’s winners, particularly in the biotechnology and internet sectors, and previous laggards such as utilities outperformed.

Stocks closed out a solid second quarter that saw a string of record closing highs for the broad-market S&P 500® Index. Powering the uptrend were familiar forces, including healthy corporate earnings, a still-accommodative the Fed (despite continued tapering of its bond buying) and more encouraging economic data signaling a recovery from the softness seen earlier in the year. A surge in merger and acquisition activity also lent support. Investors were confronted with a few surprises—a first-quarter contraction due to harsh winter weather, geopolitical turmoil around Ukraine, Russia and the Middle East, and the unexpected rally in bonds as US interest rates fell—but all were taken in stride. Stocks marched higher, while volatility moved dramatically lower.

By the numbers, the S&P 500® Index gained 5.2% for the second quarter, putting it up 7.1% for the first half of 2014. Energy and utilities were the best performing sectors for both the quarter and year to date. Also notable was the strong performance of technology shares, specifically in the second quarter. After the prolonged and indiscriminate selloff in March and April, bargain prices enticed investors back into the sector.

Performance Attribution

The portfolio outperformed its benchmark index, the S&P 500®, for the six month period. Stock selection within financials was the strongest contributor, primarily the selection in banks. Both allocation decisions and stock selection in consumer discretionary also proved beneficial, especially the lack of exposure to internet and catalog retail and an underweight to specialty retail. Materials and health care stock selection were also strong contributors to performance. The greatest contributors at the stock level were Schlumberger NV, Wells Fargo & Company and Union Pacific Corp.

On the negative side, performance was impacted by an underweight to the utility sector, which in a sign of resurgent risk aversion, posted stronger returns than any other sector for the period. The stock selection within consumer staples was also a notable detractor, namely selection in the beverage industry. The greatest detractors at the stock level were Emerson Electric Co. and General Electric Company.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

Outlook

As a result of market movement and shares redeemed during the semi-annual period, the Fund’s overall weightings changed very slightly. We used investor redemptions to continue to reduce the portfolio’s position within International Business Machines (IBM). The Fund remains well diversified, with the largest overweight relative to the S&P 500® Index in financials, industrials, and consumer staples and the largest underweights relative to the benchmark in information technology, utilities, and consumer discretionary. US economic data have been relatively firm and confirm momentum is rebuilding after a weak first quarter. We are optimistic that as the markets normalize and investor attention reverts back to underlying fundamentals, the impressive innovation, sustainable growth prospects and strong management teams of our companies will be justly rewarded.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE COMPARISON

June 30, 2014

(Unaudited)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Total Returns as of June 30, 2014

	Average Annual Total Returns
	6 Month	1 Year	5 Year	10 Year	Since Inception(1)
Chestnut Street Exchange Fund	8.55%	24.82%	18.27%	7.25%	11.35%
S&P 500® Index	7.14%	24.61%	18.83%	7.78%	11.30%
Dow Jones Industrial AverageTM Index	2.68%	10.81%	16.85%	7.19%	9.66%

(1)

Cumulative since inception total returns were 5,540.44%, 5,436.55% and 3,075.20% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial AverageTM Index, respectively, for the period December 29, 1976 (inception) to June 30, 2014.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from January 1, 2014 through June 30, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending June 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014		Expenses Paid During Six Months Ending June 30, 2014*
Actual	$1,000.00	$1,085.50		$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	†	$2.81

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 8.55% for the six-month period ending June 30, 2014.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

June 30, 2014

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCKS:
Financial	20.1%	$42,055,965
Health Care	15.0	31,507,082
Consumer Cyclicals	13.7	28,728,843
Energy	10.4	21,727,044
Technology	8.6	18,088,271
Staples	8.5	17,816,588
Capital Equipment	7.3	15,275,039
Basics	5.8	12,271,549
Transportation	4.8	10,015,099
Retail	2.4	5,003,422
Utilities	1.8	3,788,846
Other Assets in Excess of Liabilities	1.6	3,359,246

Net Assets	100.0%	$209,636,994

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

June 30, 2014

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—5.8%
Air Products & Chemicals, Inc.	62,114	$7,989,103
Cabot Corp.	73,848	4,282,446

		12,271,549

CAPITAL EQUIPMENT—7.3%
Emerson Electric Co.	106,453	7,064,221
General Electric Co.	312,436	8,210,818

		15,275,039

CONSUMER, CYCLICALS—13.7%
3M Co.	23,636	3,385,621
CBS Corp.,—Class B	51,548	3,203,193
Corncast Corp., —Class A	128,494	6,897,558
Procter & Gamble Co.	73,071	5,742,650
Wall Disney Co. (The)	110,798	9,499,821

		28,728,843

ENERGY—10.4%
Exxon Mobil Corp.	100,626	10,131,026
Schlumberger, Ltd.	98,313	11,596,018

		21,727,044

FINANCIAL—20.1%
American Express Co.	84,503	8,016,800
Ameriprise Financial, Inc.	19,150	2,298,000
Bank of America Corp.	48,170	740,373
Blackhawk Network Holdings, Inc.— Class B*	6,280	168,619
JPMorgan Chase & Co.	120,418	6,938,485
Moody’s Corp.	70,949	6,219,389
Wells Fargo & Co.	336,269	17,674,299

		42,055,965

HEALTH CARE—15.0%
Abbott Laboratories	112,356	4,595,360
AbbVie, Inc.	112,356	6,341,373
Baxter International! Inc.	55,746	4,030,436
Johnson & Johnson	86,533	9,053,082
Merck & Co., Inc.	129,418	7,486,831

		31,507,082

	Shares	Value
RETAIL—2.4%
Home Depot, Inc.	20,117	$1,628,672
Kohl’s Corp.	13,002	684,945
Safeway, Inc.	38,225	1,312,646
Wai-Mart Stores, Inc.	18,345	1,377,159

		5,003,422

STAPLES—8.5%
Altria Group, Inc.	15,436	647,386
Coca-Cola Co. (The)	269,768	11,427,372
Hanesbrands, Inc.	4,852	477,631
Kraft Foods Group, Inc.	3,607	216,240
Mondelez International, Inc., —Class A	10,720	403,179
PepsiCo, Inc.	37,423	3,343,371
Philip Morris International, Inc.	15,436	1,301,409

		17,816,588

TECHNOLOGY—8.6%	/
Check Point Software Technologies Ltd.*	45,003	3,016,551
Cisco Systems, Inc.	28,068	697,490
Intel Corp.	287,570	8,885,913
International Business Machines Corp.	6,005	1,088,526
Microsoft Corp.	43,766	1,825,042
Oracle Corp.	63,527	2,574,749

		18,088,271

TRANSPORTATION—4.8%
Union Pacific Corp.	100,402	10,015,099

UTILITIES—1.8%
Verizon Communications, Inc.	77,434	3,788,846

Total Common Stocks (Cost: $26,973,236)		206,277,748

TOTAL INVESTMENTS IN SECURITIES
(Cost: $26,973,236)	98.4%	$206,277,748
Other assets in excess of liabilities	1.6%	3,359,246

NET ASSETS	100.0%	$209,636,994

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

June 30, 2014

(Unaudited)

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of June 30, 2014, in valuing the Fund’s investments carried at value:

	Total Value at 06/30/14	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$206,277,748	$206,277,748	$—	$—

*	See details of industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the six months ended June 30, 2014, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets and Liabilities

June 30, 2014

(Unaudited)

Assets
Investments in securities, at value (cost $26,973,236)	$206,277,748
Cash	3,807,632
Dividends receivable	437,121
Prepaid expenses	6,676

Total assets	210,529,177

Liabilities
Payables for:
Distributions	726,526
Advisory fees	59,458
Custodian fees	10,375
Transfer agent fees	11,304
Accrued expenses and other liabilities	84,520

Total liabilities	892,183

Net Assets	$209,636,994

Net Assets consisted of:
Other capital—paid-in or reinvested	32,339,391
Undistributed net investment income	355,934
Accumulated net realized losses on securities	(2,362,843)
Net unrealized appreciation on investments	179,304,512

Net Assets (Applicable to 386,625 partnership shares outstanding)	$209,636,994

Net Asset Value offering and redemption price per share ($209,636,994/386,625 shares)	$542.22

Net assets applicable to shares owned by:
Limited partners (386,533 shares)	$209,586,800
Managing general partners (92 shares)	50,194

Total net assets (386,625 shares)	$209,636,994

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment income
Dividends		$2,473,153
Interest		163

Total investment income		2,473,316

Expenses
Investment advisory services		346,579
Legal fees		57,500
Managing general partners’ compensation, officer’s salary and expenses		46,987
Transfer agent fees		20,886
Custodian fees		14,420
Printing		13,644
Audit fees		9,901
Insurance		9,138
Miscellaneous		39,516

Total expenses		558,571

Net investment income		1,914,745

Net realized and unrealized gain on investments
Realized gain from securities transactions: distributed on redemption of partnership shares		3,206,627
Unrealized appreciation on investments
Beginning of period	$167,719,359
End of period	179,304,512

Net change in unrealized appreciation		11,585,153

Net realized and unrealized gain from investments		14,791,780

Net increase in net assets resulting from operations		$16,706,525

Statements of Changes in Net Assets

June 30, 2014 (Unaudited)

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase /(decrease) in net assets
Operations:
Net investment income	$1,914,745	$3,829,963
Net realized gain from securities transactions, for federal income tax purposes net gain is $0 and $6,583	—	6,583
Excess of market value over book value of securities distributed upon redemption of partnership shares	3,206,627	28,847,397
Net change in unrealized appreciation on investments	11,585,153	20,911,844

Increase in net assets resulting from operations	16,706,525	53,595,787

Distributions to partners from:
Net investment income	(1,556,410)	(3,833,962)

Capital share transactions:
Net asset value of 185* and 663 shares issued in lieu of cash distributions	97,794	303,110
Cost of 6,896 and 75,739 shares repurchased	(3,534,844)	(34,769,281)

Decrease in net assets from capital share transactions	(3,437,050)	(34,466,171)

Total increase in net assets	11,713,065	15,295,654
Net assets:
Beginning of year	197,923,929	182,628,275

End of period **	$209,636,994	$197,923,929

*	Includes 185 Limited partners shares and 0 Managing general partners share.

**	Includes undistributed net investment income of $355,934 and distribution in excess of net investment income of ($2,401), respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Six Months Ended June 30, 2014	Years Ended December 31,
		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$503.19	$389.89	$348.17	$344.85	$315.61	$267.13

Income From Investment Operations:
Net investment income	4.93	9.22	9.42	6.85	5.79	6.28
Net gain on securities (both realized and unrealized)	38.10	113.31	41.72	3.32	29.24	48.48

Total from investment operations	43.03	122.53	51.14	10.17	35.03	54.76

Less Distributions:
From net investment income	(4.00)	(9.23)	(9.42)	(6.85)	(5.79)	(6.28)

Net Asset Value, End of Period	$542.22	$503.19	$389.89	$348.17	$344.85	$315.61

Total Return	8.55%	31.59%	14.75%	2.99%	11.27%	20.94%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$209,637	$197,924	$182,628	$176,553	$192,009	$193,849
Ratios to average net assets:
Operating expenses	0.56%	0.52%	0.53%	0.50%	0.51%	0.51%
Net investment income	1.93%	1.95%	2.44%	1.92%	1.80%	2.31%
Portfolio Turnover Rate	—%	—%	—%	—%	1.01%	1.06%

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

(Unaudited)

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2013, the Fund had a capital loss carryforward of $2,362,843, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2010—2013) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$25,036,280

Gross unrealized appreciation	181,241,468
Gross unrealized depreciation	—

Net unrealized appreciation	$181,241,468

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the six months ended June 30, 2014, payments to or for the Managing General Partners amounted to $46,987.

Legal fees amounting to $83,123 for the six months ended June 30, 2014 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $149,402 and $0, respectively, for the six months ended June 30, 2014 and the six months ended June 30, 2013.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2013 and 2012 were as follows:

	2013	2012
Ordinary income	$4,243,150	$4,905,820
Investment expense	(409,188)	(389,505)

Distributed to partners	$3,833,962	4,516,315

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the six months ended June 30, 2014, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions	Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities*	$3,533,664	$3,206,627	6,894
Cash	1,180	—	2

	$3,534,844	$3,206,627	6,896

*	Includes $1,223 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Capital loss carryover	(2,362,843)
Other timing differences	(2,263,593)
Net unrealized appreciation of investments	169,980,551

$165,354,115

(I)	SUBSEQUENT EVENTS

The Board of Managing General Partners has approved an amendment to the Advisory Agreement between the Fund and BlackRock Capital Management, Inc. (the “Adviser”) to remove the Adviser’s obligation to provide administrative services to the Fund. The advisory fees payable under the Advisory Agreement would be reduced by an amount equal to the current fee payable by the Fund to a new administrator. As a result, at the effective time of the new arrangement, the Fund’s current total fees for advisory and administrative services will remain the same. Information relative to this change and the meeting of Partners to approve the change and other business will be forwarded to shareholders.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

[INTENTIONALLY LEFT BLANK]

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Semi Annual Report

June 30, 2014

(Unaudited)

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)* /s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date 8/27/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date 8/27/2014

By (Signature and Title)* /s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date 8/22/2014

* Print the name and title of each signing officer under his or her signature.